Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

JUDGE:	Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	December	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.

DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Lee Eckert	Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Lee Eckert	1/20/2017
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Melanie Kerr	Chief Accounting Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Melanie Kerr	1/20/2017
PRINTED NAME OF PREPARER	DATE

Case 16-31854 (Jointly Administered)	1

GENERAL NOTES:

•	This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the “Debtors”). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854.

•	The Debtors use a centralized cash management system. See the Cash Management Motion filed on May 5, 2016 [Docket No. 11], as well as the Final Cash Management Order entered on January 6, 2017 [Docket No. 1453] for a full description of the Debtors’ cash management system. The Final Cash Management Order also contains a list of the ten interim orders entered between May 5, 2016 and January 6, 2017 authorizing the Debtors to continue using their cash management system.

•	For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs (“Schedules and Statements”) were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements were filed for each of the remaining Debtors on July 5, 2016. On October 7, 2016, Debtors CHC Group Ltd. and Heli-One Canada ULC filed amended Schedules of Assets and Liability at Docket Nos. 936 and 937, respectively. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated.

•	The Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

◦	The financial statements are unaudited and will not be subject to audit or review by the Debtor’s external auditors at any time in the future and are subject to change.

◦	The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.

◦	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. In particular, the accounting for potential lease rejection claims in accordance with ASC 852.

◦	The MOR does not include explanatory footnotes such as disclosures required under GAAP.

◦	The MOR is not presented in GAAP-based SEC reporting format.

•	Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of the payment to insiders schedule at Accrual Basis - 6.

Case 16-31854 (Jointly Administered)	2

GENERAL NOTES (CONTINUED):

•	The Debtors secured a $200 million bond over their holdings with Bank of America, and a $20 million bond over their holdings with HSBC, representing the significant majority of the cash in the Debtors’ cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors’ central banking entity. The requirements of section 345(b) of the Bankruptcy Code have been waived with respect to all Bank Accounts not held at Bank of America, N.A. or HSBC Bank Canada (see Docket No. 832 and 903).

Payments made erroneously / before approval from Court (December 2016):

•	Deloitte & Touche LLP Milton Keynes (OCP) - Payment was erroneously made by Heli-One Holdings (UK) Limited’s operating base in Aberdeen, UK for GBP 50,806.80 (USD $62,677.01) in relation to Professional Services provided for November 2016, which pushed the total amount paid to such vendor over the course of the chapter 11 cases to USD $272,150, thus exceeding the court imposed limit of USD $250,000 (the “OCP Cap”) by USD $22,150. Subsequently, a communication has been made to the office in order to avoid any such instance in the future. Deloitte & Touche LLP Milton Keynes will file a monthly fee application for any amounts over the OCP Cap.

Note: December 31, 2016 noon rates from Bank of Canada have been used to translate foreign exchange transaction above.

Case 16-31854 (Jointly Administered)	3

Monthly Operating Report
ACCRUAL BASIS-1
CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)
SEE ATTACHED SCHEDULE
COMPARATIVE BALANCE SHEET
		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	TOTAL LIABILITIES	$0	$0	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY		$0	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY		$0	$0	$0

Case 16-31854 (Jointly Administered)	4

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-1 (1 of 3)
Comparative Balance Sheet		DECEMBER 31, 2016

	OCTOBER 31, 2016	NOVEMBER 30, 2016	DECEMBER 31, 2016
Current Assets
Cash and Cash Equivalents	$164,172,143	$142,509,764	$141,414,463
Receivables - sub ledger	104,896,141	94,622,253	73,642,736
Receivables - Other	18,040,742	13,444,398	16,812,839
Current intercompany receivables	829,549,915	798,507,923	808,613,012
Inventories	90,283,701	87,454,821	86,346,066
Prepaid Expenses	15,350,055	13,145,903	12,181,796
Income Taxes Receivable	2,707,562	2,707,276	2,707,187
Other Assets - Current	6,272,045	6,095,932	5,834,483
	$1,231,272,304	$1,158,488,270	$1,147,552,582
Non Current Assets
Restricted Cash	$5,182,005	$7,275,772	$7,619,607
Property & Equipment, net	699,987,512	682,769,368	573,404,268
Investments	738,187,963	744,312,732	741,380,553
Other Assets-Long Term	121,722,384	119,405,248	119,575,480
Long-term intercompany receivables	47,105,091	47,850,747	47,442,475
Intangible Assets	81,409,612	81,409,612	81,409,611
Total Assets	$2,924,866,871	$2,841,511,749	$2,718,384,576

Liabilities & Shareholders Deficit
Current Liabilities
Payables - sub ledger	$33,099,435	$28,029,502	$21,320,719
Payables - accruals and other	101,417,074	96,334,081	107,616,504
Current intercompany payables	228,574,194	203,449,855	225,806,412
Deferred Revenue - Current	15,538,819	11,824,912	11,953,276
Income Taxes Payable	655,625	809,224	668,791
Other Liabilities - Current	2,482,946	3,506,031	2,966,616
	$381,768,093	$343,953,605	$370,332,318
Non-Current Liabilities
Deferred Revenue	7,193,700	7,776,253	7,546,424
Pre-Petition Liabilities	3,413,813,686	3,447,642,289	3,424,301,346
Other Liabilities - Non Current	3,480,082	3,541,969	3,677,130
Deferred Income Tax Liabilities	647,132	611,956	601,008
	$3,425,134,600	$3,459,572,467	$3,436,125,908
Convertible Preferred Shares	643,967,652	643,967,652	643,967,652
Shareholders Deficit	(1,526,003,474)	(1,605,981,975)	(1,732,041,302)
Total Liabilities & Shareholders Deficit	$2,924,866,871	$2,841,511,749	$2,718,384,576

Case 16-31854 (Jointly Administered)	5

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-1 (2 OF 3)
Balance Sheet Support		DECEMBER 31, 2016

Other assets
Current:	OCTOBER 31, 2016	NOVEMBER 30, 2016	DECEMBER 31, 2016	Note:
Foreign currency embedded derivatives	$3,489,919	$3,461,459	$3,418,807	(1)
Mobilization costs	2,782,126	2,634,473	2,415,676
	$6,272,045	$6,095,932	$5,834,483

Non-current:
Helicopter operating lease funded residual value guarantees	$4,148,194	$4,160,379	$4,172,959	(2), (13)
Helicopter deposits	66,169,594	66,169,594	66,169,594	(3)
Security deposits	21,578,865	20,394,844	20,394,844	(4), (13)
Deferred financing costs	8,796,595	8,335,020	8,193,093	(5), (13)
Prepaid helicopter rentals	7,333,990	6,534,006	6,404,154	(6), (13)
Residual value guarantees	656,494	642,646	628,798	(7), (13)
Foreign currency embedded derivatives	9,907,085	10,048,896	9,932,358	(1)
Mobilization costs	292,452	111,703	44,014
Accrued pension asset	—	242,128	901,470
Pension guarantee assets	1,547,908	1,498,635	1,483,292
Other	1,291,207	1,267,397	1,250,904
	$121,722,384	$119,405,248	$119,575,480

Other liabilities
Current:
Restructuring	$2,107,678	$3,482,373	$2,942,958	(8)
Foreign currency embedded derivatives	$23,658	$23,658	$23,658	(1)
Deposit received	$351,610	$—	$—
	$2,482,946	$3,506,031	$2,966,616

Non-current:
Accrued pension obligations	629,217	739,260	851,625
Other	2,850,865	2,802,709	2,825,505
	$3,480,082	$3,541,969	$3,677,130

Pre-petition Liabilities:
Long term debt and capital lease obligations	$1,682,060,432	$1,681,245,524	$1,677,726,410	(13)
Payables - sub ledger	33,799,100	32,178,581	31,160,893
Payables - accruals and other	748,257,132	787,165,388	787,069,775
Intercompany payable	757,525,529	767,316,891	760,056,120	(10)
Deferred revenue	52,584,687	44,057,432	33,709,501
Deferred gains on sale-leasebacks of helicopters	54,231,502	50,963,823	49,943,242	(11), (13)
Accrued pension obligation	32,709,718	32,597,639	32,535,213	(12)
Residual value guarantees	4,639,754	4,639,754	4,639,754	(9), (13)
Contract inducement	3,289,811	3,256,242	3,222,672
Income taxes payable	31,369,509	30,874,504	30,891,253
Other liabilities	13,346,512	13,346,511	13,346,513
	$3,413,813,686	$3,447,642,289	$3,424,301,346

Case 16-31854 (Jointly Administered)	6

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (3 of 3)
Balance Sheet Support	DECEMBER 31, 2016

Explanatory notes on certain balance sheet items:

(1)	The Debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP.
(2)	At the inception of an operating lease the Debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term.
(3)	Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft.
(4)	Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term.
(5)	Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations.
(6)	Prepaid helicopter rentals relate to advance payments made under operating leases.
(7)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee.
(8)

The Debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, Nonretirement Postemployment Benefits. The Debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations.

The Debtors recognize a liability for excess helicopter operating lease obligations when the Debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the Debtors do not intend to enter to a sublease.

(9)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Debtors will be liable for and to ensure the appropriate liability has been recorded.
(10)	Pre-petition intercompany payables are denominated in several non-USD currencies and have been revalued at the period end rate.
(11)	The Debtors may enter into lease transactions whereby the Debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees.
(12)	The Debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management’s estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet.
(13)	Lease asset and liability balances for rejected leases which have been approved by the court have been charged to reorganization items.

Case 16-31854 (Jointly Administered)	7

Monthly Operating Report
ACCRUAL BASIS-2
CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)
SEE ATTACHED SCHEDULE
INCOME STATEMENT
		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOUR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$0	$0	$0	$0

Case 16-31854 (Jointly Administered)	8

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-2
Income Statement		DECEMBER 31, 2016

	OCTOBER 31, 2016	NOVEMBER 30, 2016	DECEMBER 31, 2016	Note:
Revenue	$71,195,197	$67,852,918	$71,611,767
Operating Expenses
Direct costs	$(64,337,628)	$(58,919,614)	$(65,299,563)
Earnings (loss) from equity accounted investees	(2,533)	(2,790)	(2,884)
General and administration costs	(3,727,851)	(3,461,897)	(1,521,868)
Amortization	(16,320,347)	(8,948,782)	(8,537,550)
Restructuring costs	4,401,231	(2,424,671)	(1,159,200)	(1)
Asset impairment	(2,690,864)	—	—	(6)
Gain (loss) on disposal of assets	(332,400)	19,954	(75,332)	(2)
Operating income (loss)	$(11,815,195)	$(5,884,882)	$(4,984,630)
Financing charges	(38,392,527)	1,776,803	(16,809,000)	(3)
Reorganization items, net
Professional fees	$(9,428,131)	$(10,965,498)	$(8,593,762)	(4)
U.S. trustee fees	12,000	(73,000)	(73,000)
Other (Adjustments to Allowed Claims, debt valuation)	(18,849,129)	(36,057,725)	(101,767,120)	(5)
Loss before income tax	$(78,472,982)	$(51,204,302)	$(132,227,512)
Income tax expense	(1,129,782)	(399,464)	(370,397)
Net loss	$(79,602,764)	$(51,603,766)	$(132,597,909)

Notes:

(1)	Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.
(2)	Relates to disposal of assets in the ordinary course of operations.
(3)	Includes foreign exchange gain (loss).
(4)	Professional fee accruals were $22.1 million at December 31, 2016
(5)	Other adjustments include adjustments to lease related balances for court approved lease rejections including our estimated allowed claim on these leases.
(6)	Relates to impairment of an aircraft held for use.

Case 16-31854 (Jointly Administered)	9

			Monthly Operating Report
			ACCRUAL BASIS-3
CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)
		SEE ATTACHED SCHEDULE

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$0	$0	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0

Case 16-31854 (Jointly Administered)	10

CHC Group Ltd., et al.		Monthly Operating Report
Case Number: 16-31854 (jointly administered)		ACCRUAL BASIS-3 (1 of 2)
Cash Flow Statement		DECEMBER 31, 2016

	OCTOBER 31, 2016	NOVEMBER 30, 2016	DECEMBER 31, 2016	Note:
Beginning Cash	$178,247,193	$164,172,143	$142,509,764

Total Cash Receipts	70,803,798	73,375,268	76,057,839

Disbursements
Aircraft Leases	7,125,010	18,677,340	10,982,512	(1)
Airport Fees	130,110	403,474	186,538
Benefits	1,171,344	1,085,604	570,045
Building & PPE	739,475	1,051,805	694,219
Freight / Customs	1,196,246	1,511,514	1,272,040
Fuel	472,138	619,187	390,534
Information Technology	651,809	780,704	996,890
Insurance	—	3,030,881	19,668
OEM	16,950,901	16,168,975	19,047,079
Other expenses	7,536,603	6,302,948	7,402,130
Payroll	10,000,282	9,769,338	10,123,607
Pension	387,831	575,899	1,010,768
Professional and UST fees	7,303,705	9,477,596	11,953,376
Disbursements to Non-Filers	22,864,017	16,130,855	5,860,854	(2)
Indirect and payroll taxes	6,069,852	7,096,031	4,271,021
Training	829,606	588,850	484,805
Travel	997,541	1,082,437	1,356,322	(3)
Total Disbursements	84,426,470	94,353,438	76,622,408

Net Cash Flow	(13,622,672)	(20,978,170)	(564,569)

Revaluation of non-USD cash balances	(452,378)	(684,209)	(530,732)

Closing Balance	$164,172,143	$142,509,764	$141,414,463

Notes:

(1)	Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account in May 2016, recovered in June 2016. Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.
(2)	The Debtors use a centralized cash management system. See the Cash Management Motion filed on May 5, 2016 [Docket No. 11], as well as the Final Cash Management Order entered on January 6, 2017 [Docket No. 1453] for a full description of the Debtors’ cash management system. The Final Cash Management Order also contains a list of the ten interim orders entered between May 5, 2016 and January 6, 2017 authorizing the Debtors to continue using their cash management system. Under this system, the Debtors’ business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders.
(3)	Travel costs include (a) expenses related to crew and support team relocations, lodging and meals; (b) corporate travel related to Senior Level Management traveling to the various operating locations around the world.

Case 16-31854 (Jointly Administered)	11

CHC Group Ltd., et al.					Monthly Operating Report
Case Number: 16-31854 (jointly administered)					ACCRUAL BASIS-3 (2 of 2)
Consolidated Debtor Statement of Receipts and Disbursements					DECEMBER 31, 2016

		OCTOBER 31, 2016		NOVEMBER 30, 2016		DECEMBER 31, 2016
Case Number	Legal Entity	Receipts	Disbursements	Receipts	Disbursements	Receipts	Disbursements
16-31854	CHC Group Ltd.	$—	$7,540,284	$—	$9,721,653	$—	$11,917,692
16-31855	6922767 Holding SARL	—	7,938	—	3,394	—	971
16-31856	Capital Aviation Services B.V.	6,502,746	115,234	3,844,468	—	6,304,561	80,446
16-31857	CHC Cayman ABL Borrower Ltd.	—	199	—	542	—	196
16-31858	CHC Cayman ABL Holdings Ltd.	—	95	—	96	—	95
16-31859	CHC Cayman Investments I Ltd.	21,935,609	28,503,815	22,812,035	34,359,405	7,653,398	11,713,409
16-31860	CHC Den Helder B.V.	2,401,674	371	1,447,463	145	1,768,280	186
16-31862	CHC Global Operations (2008) ULC	2,355,441	2,173,508	16,472	2,233,095	693,534	2,490,335
16-31870	CHC Global Operations Canada (2008) ULC	1,618,282	406,957	1,550,298	272,664	2,674,666	202,567
16-31879	CHC Global Operations International ULC	265,119	572,992	2,622,111	1,350,428	6,767,201	528,419
16-31892	CHC Helicopter (1) S.a r.l.	—	377	—	408	—	30
16-31895	CHC Helicopter (2) S.a r.l.	—	377	—	408	—	30
16-31878	CHC Helicopter (3) S.a r.l.	—	377	—	408	—	30
16-31882	CHC Helicopter (4) S.a r.l.	—	377	—	408	—	30
16-31890	CHC Helicopter (5) S.a r.l.	—	377	—	408	—	30
16-31872	CHC Helicopter Australia Pty. Ltd.	11,796,115	10,886,169	13,358,814	10,202,841	16,032,876	9,204,538
16-31875	CHC Helicopter Holding S.a r.l.	—	10,042	—	60,164	7,476	6,633
16-31863	CHC Helicopter S.A.	—	40,019	—	22,419	—	46,291
16-31865	CHC Helicopters (Barbados) Limited	—	1,371	—	12,280	—	491
16-31867	CHC Helicopters (Barbados) SRL	2,410	63,911	—	100,457	—	44,095
16-31868	CHC Holding (UK) Limited	2,065,526	66,219	971,830	11,011	1,698,803	24,956
16-31874	CHC Holding NL B.V.	—	296	—	333	—	200
16-31861	CHC Hoofddorp B.V.	12,454	266,909	—	150,123	—	125,820
16-31864	CHC Leasing (Ireland) Limited	—	85,053	—	322,752	—	62,973
16-31866	CHC Netherlands B.V.	—	361	—	423	—	207
16-31869	CHC Norway Acquisition Co AS	—	7,906	12,845	—	—	292
16-31871	Heli-One (Netherlands) B.V.	—	470,321	—	712,542	—	786,752
16-31876	Heli-One (Norway) AS	3,934,696	26,197,942	5,866,794	20,252,349	10,926,990	30,580,486
16-31881	Heli-One (US) Inc. (DE)	—	94	—	94	—	94
16-31888	Heli-One (UK) Limited	—	108,733	—	58,192	—	98,509
16-31893	Heli-One Canada ULC	964,173	6,352,689	932,399	14,390,243	2,731,850	8,529,964
16-31894	Heli-One Holdings (UK) Limited	—	106,494	133,313	24,698	—	145,203
16-31886	Heli-One Leasing (Norway) AS	3,251	1,572	460,967	—	50	11,240
16-31891	Heli-One Leasing ULC	—	2,906	—	964	—	739
16-31853	Heli-One USA Inc. (TX)	—	93	—	93	—	94
16-31889	Heliworld Leasing Limited	659,097	53,786	1,330,054	87,999	58,477	14,128
16-31885	Integra Leasing AS	16,287,205	380,310	18,015,404	—	18,739,678	4,246
16-31883	Lloyd Bass Strait Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31873	Lloyd Helicopter Services Limited	—	—	—	—	—	—
16-31877	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31880	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31884	Lloyd Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31887	Management Aviation Limited	—	—	—	—	—	—
	Rounding	—	(4)	1	(1)	(1)	(9)
	Total	$70,803,798	$84,426,470	$73,375,268	$94,353,438	$76,057,839	$76,622,408

Case 16-31854 (Jointly Administered)	12

				Monthly Operating Report
				ACCRUAL BASIS-4
CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

ACCOUNTS RECEIVABLE AGING			SCHEDULE AMOUNT	October 2016	November 2016	December 2016
1.	0-30			$65,872,169	$68,914,804	$47,999,898
2.	31-60			20,811,347	12,457,576	15,737,391
3.	61-90			6,327,823	6,010,435	5,560,926
4.	91+			14,482,265	10,163,099	6,866,257
5.	TOTAL ACCOUNTS RECEIVABLE		$0	107,493,604	97,545,914	76,164,472
6.	AMOUNT CONSIDERED UNCOLLECTIBLE			(2,597,463)	(2,923,661)	(2,521,736)
7.	ACCOUNTS RECEIVABLE (NET)		$0	$104,896,141	$94,622,253	$73,642,736

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	December 2016

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	(4,562,416)	—	—	—	(4,562,416)
4.	WITHHOLDING	(1,118,143)	(1,117,423)	—	—	(2,235,566)
5.	REAL PROPERTY	(12,578)	—	—	—	(12,578)
6.	TOTAL TAXES PAYABLE	$(5,693,137)	$(1,117,423)	$0	$0	$(6,810,560)

7.	ACCOUNTS PAYABLE	$(10,983,970)	$(4,429,496)	$(2,056,083)	$(3,851,170)	$(21,320,719)

STATUS OF POSTPETITION TAXES				MONTH:	December 2016

FEDERAL			BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING		$—	$—	$—	$—
2.	FICA-EMPLOYEE		—	—	—	—
3.	FICA-EMPLOYER		—	—	—	—
4.	UNEMPLOYMENT		—	—	—	—
5.	INCOME		—	—	—	—
6.	OTHER (ATTACH LIST)		—	—	—	—
7.	TOTAL FEDERAL TAXES		$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING		$(1,561,987)	$(2,383,473)	$1,709,894	$(2,235,566)
9.	SALES		—	—	—	—
10.	EXCISE		—	—	—	—
11.	UNEMPLOYMENT		—	—	—	—
12.	REAL PROPERTY		(12,619)	(60,025)	60,066	(12,578)
13.	PERSONAL PROPERTY		—	—	—	—
14.	OTHER (SEE BELOW)		(4,038,376)	(4,624,524)	4,100,484	(4,562,416)
15.	TOTAL STATE AND LOCAL		(5,612,982)	(7,068,022)	5,870,444	(6,810,560)
16.	TOTAL TAXES		$(5,612,982)	$(7,068,022)	$5,870,444	$(6,810,560)

14.	Other - This relates to foreign withholding and sales taxes for non-U.S. filers.

Case 16-31854 (Jointly Administered)	13

			Monthly Operating Report
			ACCRUAL BASIS-5
CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

			MONTH:	December 2016
		SEE ATTACHED SCHEDULE
BANK RECONCILIATIONS		Account #1	Account #2	Account #3
A.	BANK:				TOTAL
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT				$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHEQUES				$0
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF CHEQUE LAST WRITTEN				$0

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.	Not applicable
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH
12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$141,414,463

Case 16-31854 (Jointly Administered)	14

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	6922767 Holding S.à.r.l. - Zug Branch	Credit Suisse	Chequing	USD	4724	1083	594	594	594
2	6922767 Holding S.à.r.l. - Zug Branch	Credit Suisse	Chequing	CHF	4721	1081	2,291	2,291	2,254
3	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	1,893	1,893	1,997
4	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	(99)	(99)	(105)
5	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,539	5,539	5,539
6	6922767 Holding Sarl - Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	5,275	5,275	5,567
7	6922767 Holding Sarl - Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	2,008	2,008	2,008
8	Branch office of CHC Global Operations International ULC in the Republic of Kazakhstan	ATF Bank	Chequing	USD	3705	1051	10,901	10,901	10,901
9	Branch office of CHC Global Operations International ULC. in the Republic of Kazakhstan	ATF Bank	Chequing	KZT	0821	1050	26,731,331	27,597,172	80,114
10	Capital Aviation Services B.V.	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,219	2,219	2,342
11	Capital Aviation Services B.V.	Bank of America, N.A. (London)	Chequing	USD	8012	1005	28,752	28,752	28,752
12	CHC Cayman ABL Borrower Ltd	Bank of America, N.A. (London)	Chequing	USD	0028	1058	3,204	3,204	3,204
13	CHC Cayman ABL Borrower Ltd	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	140	140	148
14	CHC Cayman ABL Holdings Ltd	Bank of America, N.A. (London)	Chequing	USD	4011	1058	763	763	763
15	CHC Cayman Investments I Ltd	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	296	296	365
16	CHC Cayman Investments I Ltd	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	—	—	74
17	CHC Cayman Investments I Ltd	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	75,054	75,054	55,898
18	CHC Cayman Investments I Ltd	Bank of America, N.A. (London)	Chequing	EUR	1055	1064	2,901,702	2,901,702	3,062,056
19	CHC Cayman Investments I Ltd	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	145,237	145,237	16,863
20	CHC Cayman Investments I Ltd	Bank of America, N.A. (London)	Chequing	USD	1021	1059	7,053,464	7,053,464	7,053,464
21	CHC Cayman Investments I Ltd	Bank of America, N.A. (London)	Chequing	USD	1013	1058	92,472,180	92,472,180	92,472,180

Case 16-31854 (Jointly Administered)	15

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
22	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	351,935	351,935	371,383
23	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	CAD	2001	1021	251,038	267,209	186,965
24	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	USD	2070	1022	473,451	523,439	473,451
25	CHC Global Operations Canada (2008) ULC	Standard Bank	Chequing	TZS	7455	1050	—	—	—
26	CHC Global Operations Canada (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3111	1005	4,097	4,097	4,097
27	CHC Global Operations Canada (2008) ULC	Standard Bank	Chequing	USD	1011	1005	3,560,804	3,560,804	3,560,804
28	CHC Global Operations Canada (2008) ULC	Standard Bank	Chequing	NAD	5854	1096	38,483	38,483	2,807
29	CHC Global Operations Canada (2008) ULC	HSBC Bank Canada	Chequing	USD	0070	1022	239,352	239,352	239,352
30	CHC Global Operations Canada (2008) ULC	Standard Bank	Chequing	MZN	1003	1050	387,326	387,834	5,422
31	CHC Global Operations Canada (2008) ULC	HSBC Bank Canada	Chequing	CAD	0001	1021	180,812	188,582	134,663
32	CHC Global Operations Canada (2008) ULC re EG Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183	1051	11,974,148	12,326,619	19,198
33	CHC Global Operations Canada (2008) ULC re EG Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050	82,160,664	85,751,443	131,866
34	CHC Global Operations International Inc	BICI Gabon	Chequing	XAF	8605	1023	107,539,731	107,539,731	172,386
35	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8111	1005	3,251	3,251	3,251
36	CHC Global Operations International ULC	Ecobank Benin	Chequing	XOF	8801	1050	18,196,151	18,196,151	29,132
37	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	238,119	238,119	177,343
38	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8129	1025	68	68	72
39	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	135,552	135,632	135,552
40	CHC Global Operations International ULC	UniCredit Tiriac ASA	Chequing	RON	2000	1050	64,674	64,501	14,991
41	CHC Global Operations International ULC	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	7,554	7,418	747
42	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8062	1005	1,122	1,122	1,122
43	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8070	1005	13,670	13,670	13,670

Case 16-31854 (Jointly Administered)	16

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
44	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,004	4,004	4,004
45	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	—	—	—
46	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8103	1005	16,417	16,417	16,417
47	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8054	1005	205	205	205
48	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9072	1022	12,205	12,205	12,205
49	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	96,862	96,862	102,215
50	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8020	1005	3,019	8,346	3,019
51	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	7,890	7,890	7,890
52	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	473,305	473,305	473,305
53	CHC Helicopter (1) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,249	4,249	4,483
54	CHC Helicopter (2) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,255	4,255	4,489
55	CHC Helicopter (3) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,249	4,249	4,483
56	CHC Helicopter (4) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,249	4,249	4,483
57	CHC Helicopter (5) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,249	4,249	4,483
58	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	965	965	1,191
59	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	4,284	4,284	497
60	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	12,180	12,180	12,853
61	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	13,789	13,789	13,789
62	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	401	402	401
63	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	18,726	29,683	9,363
64	CHC Helicopter Australia Pty Ltd	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	17,097	17,097	12,360
65	CHC Helicopter Australia Pty Ltd	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	1,488,162	1,488,162	1,075,861

Case 16-31854 (Jointly Administered)	17

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
66	CHC Helicopter Australia Pty Ltd	Bank of America, N.A. (London)	Chequing	AUD	0038	1011	313	313	226
67	CHC Helicopter Australia Pty Ltd	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	358,789	358,789	358,789
68	CHC Helicopter Australia Pty Ltd	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,258	13,258	13,258
69	CHC Helicopter Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	4016	1059	4,033	4,033	4,033
70	CHC Helicopter Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	242,123	242,123	255,497
71	CHC Helicopter Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	1,216	1,216	1,283
72	CHC Helicopter Holding Sarl - Zug Branch	Credit Suisse	Chequing	CHF	1000	1081	2,295	2,295	2,258
73	CHC Helicopter SA	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,158	12,158	12,158
74	CHC Helicopter SA	Bank of America, N.A. (London)	Chequing	EUR	7122	1064	922	922	973
75	CHC Helicopter SA	Bank of America, N.A. (London)	Chequing	NOK	7130	1066	688	688	80
76	CHC Helicopter SA	ING Luxembourg SA	Chequing	EUR	0000	1075	7,844	7,844	8,274
77	CHC Helicopter SA	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,097	20,097	14,968
78	CHC Helicopter SA	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	37	37	28
79	CHC Helicopter SA	Bank of America, N.A. (USA)	Chequing	GBP	7114	1061	160	160	197
80	CHC Helicopter SA	Bank of America, N.A. (USA)	Chequing	USD	7106	1058	213	213	213
81	CHC Helicopter SA	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	3,474	3,474	3,666
82	CHC Helicopter SA	Bank of America, N.A. (London)	Chequing	USD	7023	1058	8,234	8,234	8,234
83	CHC Helicopter SA - Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	20,649	20,649	20,649
84	CHC Helicopter SA - Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	509	509	537
85	CHC Helicopter SA - Branch 3	Bank of America, N.A. (London)	Chequing	USD	7065	1058	3,760	3,760	3,760
86	CHC Helicopter SA - Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	430	430	454
87	CHC Helicopter SA - Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	119,547	119,547	117,651

Case 16-31854 (Jointly Administered)	18

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
88	CHC Helicopter SA - Zug Holding Branch	Credit Suisse	Chequing	CHF	1001	1081	294,440	294,440	289,769
89	CHC Helicopter Australia Pty Ltd	ANZ Banking Group	Chequing	AUD	2002	none	—	—	—
90	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	687	687	848
91	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	493	493	520
92	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	53,856	53,856	6,253
93	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	3,862	3,862	3,862
94	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	146,243	146,243	154,325
95	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	239,609	239,609	295,589
96	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	84,594	84,594	84,594
97	CHC HOLDING NL B.V.	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	3,610	3,610	3,809
98	CHC HOLDING NL B.V.	Bank of America, N.A. (London)	Chequing	USD	4020	1058	3,868	3,868	3,868
99	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	5,106	5,105	5,106
100	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	70,640	70,640	74,543
101	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	9017	1028	—	—	—
102	CHC Leasing (Ireland) DAC	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	117,053	109,547	123,522
103	CHC Leasing (Ireland) DAC	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,020	34,019	34,020
104	CHC Leasing (Ireland) DAC	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	372	372	459
105	CHC Leasing (Ireland) DAC	Bank of America, N.A. (London)	Chequing	EUR	3011	1065	—	—	—
106	CHC Leasing (Ireland) DAC	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	251	251	29
107	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,327	3,327	3,327
108	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	5,926	5,926	6,254
109	Heli-One (Norway) AS	Nordea	Chequing	GBP	1077	1010	343,551	318,671	423,815

Case 16-31854 (Jointly Administered)	19

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
110	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	74,643	74,354	78,768
111	CHC Global Operations Canada (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3020	1005	49,520	49,520	49,520
112	Heli-One (Norway) AS	Nordea	Chequing	USD	1051	1001	—	—	—
113	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1001	—	—	—
114	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	32,651	32,651	24,317
115	CHC Global Operations Canada (2008) ULC	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	26,365	26,365	27,822
116	CHC Global Operations Canada (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3096	1005	8,277	8,277	8,277
117	CHC Global Operations Canada (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1005	5,844	5,844	5,844
118	CHC Global Operations Canada (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3062	1005	6,770	6,770	6,770
119	CHC Global Operations Canada (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3070	1005	450	450	450
120	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	4,719	5,161	5,822
121	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	27,241	30,890	3,163
122	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	13,325	38,443	13,325
123	CHC Norway Acquisition Co AS	Nordea	Pooling	CAD	1044	none	—	—	—
124	CHC Norway Acquisition Co AS	Nordea	Pooling	EUR	7062	none	—	—	—
125	CHC Norway Acquisition Co AS	Nordea	Pooling	GBP	1312	none	—	—	—
126	CHC Norway Acquisition Co AS	Nordea	Pooling	NOK	7348	none	—	—	—
127	CHC Norway Acquisition Co AS	Nordea	Pooling	USD	2144	none	—	—	—
128	CHC Norway Acquisition Co AS	Nordea	Pooling	NOK	7321	none	—	—	—
129	CHC Norway Acquisition Co AS	Nordea	Pooling	NOK	7356	none	—	—	—
130	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	9036	1028	—	—	—

Case 16-31854 (Jointly Administered)	20

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
131	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	6,293	6,293	6,293
132	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	50,845	50,845	53,655
133	Heli-One (Norway) AS	Nordea	Pooling	NOK	7372	none	—	—	—
134	Heli-One (Norway) AS - UK branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	12,232	12,231	15,090
135	Heli-One (U.S.) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	10,855	13,646	10,855
136	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	251	251	265
137	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	2,207	2,207	2,329
138	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	18,848	18,848	14,037
139	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	960	960	1,184
140	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	841	841	1,038
141	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	2,018	2,018	234
142	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	—	—	—
143	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	2,467	2,467	286
144	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	5,097	5,097	5,379
145	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	85,668	85,668	12,161
146	Heli-One Canada ULC	Societe Generale (USA)	Chequing	USD	3599	1006	18,716	18,716	18,716
147	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	—	—	—
148	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	95	95	71
149	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	26,918	26,918	19,461
150	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	2,189	2,189	2,189
151	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	2,890	2,890	2,890
152	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	4,622	4,622	4,622

Case 16-31854 (Jointly Administered)	21

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
153	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	26,201	26,201	26,201
154	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	472,413	492,158	351,838
155	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	125,599	316,308	125,599
156	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	410,219	677,192	410,219
157	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	1,006,711	1,619,031	749,766
158	Heli-One Holdings (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	1033	1010	11,379	11,379	14,038
159	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	513,350	53,321	513,349
160	Heli-One Leasing (Norway) AS	Nordea	Chequing	GBP	1093	1010	33	—	41
161	Heli-One Leasing (Norway) AS	Nordea	Pooling	NOK	7380	none	—	—	—
162	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	306
163	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	36,892	36,892	4,283
164	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3147	none	—	—	—
165	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	18,859	18,859	18,859
166	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,217	1,217	1,501
167	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	USD	5070	1022	51,435	51,435	51,435
168	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	2,344	2,344	272
169	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1,064	6,223	6,223	6,567
170	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	46,234	46,234	34,433
171	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	174,220,722	10,625,002	1,221,684
172	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	985,671	728,228	985,668
173	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	473,983	416,836	500,175
174	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	102,131	102,131	76,064

Case 16-31854 (Jointly Administered)	22

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
175	Heli-One UK Ltd	Nordea	Chequing	USD	1768	1006	78,872	78,865	78,872
176	Heli-One UK Ltd	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	46,229	46,229	57,030
177	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	5,647	5,647	5,647
178	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	67,243	67,243	67,243
179	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	54,311	54,311	67,000
180	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	EUR	5033	1025	18,744	18,745	19,780
181	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	82,920	82,920	87,502
182	Integra Leasing AS	Nordea	Chequing	USD	1764	1006	—	—	—
183	Integra Leasing AS	Nordea	Pooling	NOK	7437	1080	—	—	—
184	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	92,232	92,414	92,232
185	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	161,804	180,049	18,787
186	Lloyd Helicopters Pty Ltd	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	801	801	845
187	Lloyd Helicopters Pty Ltd	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	12,846,228	12,846,228	9,287,129
188	Lloyd Helicopters Pty Ltd	Bank of America, N.A. (London)	Chequing	USD	3015	1058	8,174,492	8,174,492	8,174,491
189	CHC Global Operations (2008) ULC	Imprest	Imprest	USD	none	1080	21,682	21,682	21,682
190	CHC Global Operations International ULC	Imprest	Imprest	USD	none	1080	16,642	16,642	16,642
191	Payment in Transit	Imprest	Imprest	USD	none	1080	7,508	7,508	7,508
192	CHC Global Operations (2008) ULC	Payment in Transit	Payment in transit	USD	none	1093	40	40	40
193	CHC Holding (UK) Limited	Payment in Transit	Payment in transit	USD	none	1093	270,087	270,087	270,087
194	Integra Leasing AS	Payment in Transit	Payment in transit	USD	none	1093	3,764,517	3,764,517	3,764,517
195	Lloyd Helicopters Pty Ltd	Payment in Transit	Payment in transit	USD	none	1093	1,132,402	1,132,402	1,132,402
196	CHC Global Operations (2008) ULC	Petty Cash	petty cash	USD	none	1090	14,385	14,385	14,385

Case 16-31854 (Jointly Administered)	23

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
197	CHC Global Operations International ULC-Kazakhstan Branch	Petty Cash	petty cash	USD	none	1090	488	488	488
198	Heli-One Canada ULC	Petty Cash	petty cash	USD	none	1090	366	366	366
199	Lloyd Helicopters Pty Ltd	Petty Cash	petty cash	USD	none	1090	149,615	149,615	149,711

Balance per financial statements	$141,414,463

(1) The bank account was closed in December 2016.

Case 16-31854 (Jointly Administered)	24

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	DECEMBER 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	0580	—	2,400,000	2,400,000	7,193
2	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	0432	—	148,000	148,000	444
3	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	0377	—	740,000	740,000	2,218
4	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	0309	—	150,000	150,000	450
5	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	0246	—	441,000	441,000	1,322
6	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted	KZT	0068	—	1,359,000	1,359,000	4,073
7	CHC Helicopter Australia Pty Ltd	ANZ Banking Group	Restricted	AUD	0001	—	—	—	—
8	Heli-One Canada ULC	HSBC Bank	Restricted	USD	7071	—	3,162,981	3,162,981	3,162,981
9	Lloyd Helicopters Pty Ltd.	Commonwealth Bank	Restricted	AUD	6305	—	4,404,889	4,404,889	3,184,497
10	RBS re Lombard Leasing Heli One Leasing	RBS	Restricted	USD	4306	—	92	92	92
11	Heli-One Norway AS	Nordea	Restricted	NOK	2785	—	10,820,337	10,820,337	1,256,337
	Total restricted cash								$7,619,607

Case 16-31854 (Jointly Administered)	25

				Monthly Operating Report
				ACCRUAL BASIS-6
CASE NAME:		CHC Group Ltd., et al.			Page 1 of 5

CASE NUMBER:		16-31854 (jointly administered)

				MONTH:	December 2016
PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	John McKenna	Calendar Q2 Director Fees	$—	$75,000
2.	William Schrader	Calendar Q2 Director Fees	—	72,500
3.	William Schrader	BoD Expenses	—	1,409
4.	William Transier	Calendar Q2 Director Fees	—	70,000
5.	William Transier	BoD Expenses	—	948
6.	TOTAL PAYMENTS TO INSIDERS		$—	$219,857
Refer also to general notes regarding employees appointed as statutory directors.

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1.	AKIN GRUMP STRAUSS HAUER & FELD LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	$2,900,002	$7,718,518	$—
2.	ALVAREZ & MARSAL, LLC	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	304,458	1,214,955	—
3.	ARENDT & MEDERNACH SA	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	6,266	—
4.	BRAUW BLACKSTONE DEN HAAG	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	11,665	—
5.	CASSELS BROCK & BLACKWELL LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	28,765	28,765	—
6	CDG GROUP LLC	DOCKET 266	AS INVOICED	626,257	2,251,840	—
7.	DEBEVOISE & PLIMPTON LLP	DOCKET 644	AS INVOICED	1,854,298	6,194,103	—
8.	DLA PIPER US LLP	DOCKET 830	AS INVOICED	278,838	714,542	—
9.	ELVINGER, HOSS & PRUSSEN	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	5,642	—
10.	ERNST & YOUNG LLP	DOCKET 562	AS INVOICED	342,315	1,365,941	—
11.	FTI CONSULTING (US)	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	606,773	—
12.	GARDERE WYNNE SEWELL LLP	DOCKET 643	AS INVOICED	155,460	534,589	—
13.	GREENHILL & CO., LLC	DOCKET 576	AS INVOICED	189,545	546,782	—
14.	HOLLAND & KNIGHT LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	311,233	—

Case 16-31854 (Jointly Administered)	26

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME:	CHC Group Ltd., et al.		Page 2 of 5

CASE NUMBER:	16-31854 (jointly administered)

		MONTH:	December 2016

PROFESSIONALS CONT.
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
15.	HOULIHAN LOCKEY	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	185,272	1,023,331	—
16.	HWL EBSWORTH LAWYERS	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	4,676	—
17.	KRAMER, LEVIN NAFTALIS & FRANKEL LLP	DOCKET 641	AS INVOICED	1,516,073	3,134,725	—
18.	KURTZMAN CARSON CONSULTANTS LLC	DOCKET 60	AS INVOICED	82,192	888,566	—
19.	LATHAM & WATKINS	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	27,572	506,344	—
20.	MORGAN, LEWIS & BOCKIUS LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	199,279	—
21.	NORTON ROSE	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	503,440	3,030,439	—
22.	OSLER, HOSKIN & HARCOURT LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	2,374	19,322	—
23.	PAUL HASTINGS LLP	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	1,712,429	591,645
24.	PJT PARTNERS LP	DOCKET 331	AS INVOICED	237,403	710,722	—
25.	PRICEWATERHOUSECOOPERS LLP (US)	DOCKET 680	AS INVOICED	585,931	1,315,135	—
26.	SAGE POPOVICH, INC.	DOCKET 904	AS INVOICED	77,600	324,380	—
27.	SEABURY CORPORATE ADVISORS LLC	DOCKET 329	AS INVOICED	255,800	816,785	—
28.	THOMMESSEN KREFTING KREVE LUND AS	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	1,759	4,676	—
29.	VLC ASSOCIATES LTD.	DOCKET 581	AS INVOICED	513,906	1,419,526	—
30.	WEIL, GOTSHAL & MAGES LLP	DOCKET 328	AS INVOICED	1,284,116	6,794,406	—
31.	WINSTEAD	DOCKET 274, 570, 734, 831, 906, 1044, 1146, 1291, 1393 and 1452	AS INVOICED	—	22,638	—
	TOTAL PAYMENTS TO PROFESSIONALS			$11,953,376	$43,438,993	$591,645

CHC has objected to 30% & 35% fees respectively for amounts invoiced by Paul Hastings in May & June 2016. The total amount, $591,645, remains unpaid at this time.

Case 16-31854 (Jointly Administered)	27

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME:	CHC Group Ltd., et al.		Page 3 of 5

CASE NUMBER:	16-31854 (jointly administered)

		MONTH:	December 2016

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	See attached schedule
2.
3.	TOTAL	$0	$0	$0

Case 16-31854 (Jointly Administered)	28

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-6 (4 of 5)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - AIRCRAFT LEASES	DECEMBER 31, 2016

Creditor	Scheduled Monthly Payments Due (A)	Amounts Paid During Month (B)	Total Unpaid Post Petition (C)	Note:
AE Helicopter (5) Ltd.	100,558	—	189,150
AE Helicopter (6) Ltd.	100,558	—	189,150
ANZ Leasing (VIC) Pty Ltd	360,131	338,025	647,381
Brent Investments LLP	—	—	250,489
Element Capital Corp.	104,895	104,000	77,161
GE Capital Equipment Finance Ltd	88,073	—	88,073
GE European Equipment Finance (Aircraft No. 2) Limited	105,450	—	192,643
Leonardo Helicopter (1) LLC	100,095	596,003	193,456
Leonardo Helicopter (2) LLC	109,544	—	459,380
Leonardo Helicopter (3) LLC	110,222	—	433,778
Leonardo Helicopter (6) LLC	115,054	—	195,836
Lobo Leasing SPV A Limited	471,724	468,200	362,477
Lombard North Central PLC.	258,881	189,722	240,696
Lombard North Central PLC. - EDC	448,981	443,011	286,279
Macquarie Rotorcraft Leasing (Ireland) Ltd	210,899	55,760	573,339
Milestone Aviation Holding Group No. 20 Ltd	88,200	87,677	150,596
Milestone Aviation Holding Group No. 25 Ltd	1,882,726	143,335	5,472,625
Milestone Aviation Holding Group No. 8 Ltd	999,053	842,873	2,585,857
Milestone Export Leasing, Ltd	550,480	763,493	1,580,410
Parilease SAS	65,237	64,750	50,129
SE Helicopter (12) LLC - Ex-Im Bank USA	223,041	653,402	86,617
SE Helicopter (12) LLC - Export Development Corporation	17,802	52,149	6,914
Skandinaviska Enskilda Banken AB (PUBL)	73,471	—	201,452
Waypoint Asset Co 3 Limited	1,007,034	1,340,710	2,085,023
Waypoint Asset Co 6 Limited	589,658	1,665,580	1,160,000
Waypoint Asset Co 8 Limited	609,580	924,083	1,343,572
Waypoint Asset Company Number 1 (Ireland) Ltd	689,141	1,522,075	1,396,345
Waypoint Asset Company Number 2 (Ireland) Ltd	752,128	727,664	1,783,765
Grand Total	$10,232,616	$10,982,512	$22,282,593

Notes:	The above excludes the 74 approved rejected leases as at December 1, 2016.
(A)	Refers to the rent amount covering the period December 1, 2016 - December 31, 2016 (including fees and taxes).
(B)	Refers to the total rent amount paid in December 2016 (including advance payments).
(C)	Refers to the rent amount covering the period May 5, 2016 - December 31, 2016 unpaid as of December 31, 2016.
(D)	CHC will receive $6,140,198 as credit for difference between old and new rates on any Milestone rent paid after (excluding) August 3rd.

Case 16-31854 (Jointly Administered)	29

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-6 (5 of 5)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - DEBT	DECEMBER 31, 2016

Creditor	Type of Debt	Scheduled Monthly Payments Due	Amounts Paid during Month	Total Unpaid Post Petition	Note:
HSBC	Senior Secured Note (SSN 1&2)	$7,818,479	—	$61,765,986
HSBC	Senior Unsecured Note (SUN)	740,096	—	5,846,759
HSBC	Senior Secured Revolver (SSR)	1,768,059	—	13,502,448
MORGAN STANLEY	ABL Revolver Loan (ABL)	481,120	—	3,785,200
TOTAL		$10,807,754	—	$84,900,393

Interest on our long-term debt obligations is calculated based on the non-default interest rates in effect for the period and is calculated based on a 30/360 basis. The unpaid post petition column includes the prorated post petition period for May and per regular terms thereafter.

Case 16-31854 (Jointly Administered)	30

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

	MONTH:		December 2016
QUESTIONNAIRE
			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?			✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		✓
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		✓
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		✓
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		✓
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?			✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?			✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?			✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?			✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			✓
12.	ARE ANY WAGE PAYMENTS PAST DUE?			✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES”, PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
2.	Refer to General Notes regarding status of bonding.
3.	Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd. in the normal course of operations.
4.	Payments have been made by debtors in accordance with the approved tax,wage, severance and customer deposits order.
5.	Intercompany only. Cash management order Docket Nos. 11, 59, 288, 569, 733, 832, 903, 1044, 1144 and 1291.

INSURANCE
			YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		✓
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		✓
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO”, OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACHE ADDITIONAL SHEETS IF NECESSARY.
Refer to Insurance Order Docket #268.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
$0

Case 16-31854 (Jointly Administered)	31

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-7 (1 of 1)
Additional MOR Reporting	DECEMBER 31, 2016

Sr. No.	Reporting Requirements (Order / Docket)	Amount (in USD)	Comments

1.	Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287)	$—

2.	Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268)	—

3.	Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292)	4,024,637

4.	Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289)	4,130

5.	Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272)	853,190

6.	Amounts paid to Repair Shops, Shippers, Warehousemen and other lien claimants pursuant to the Repair Shop Order (Docket 689)	736,430	(A)

Local currency amounts have been converted to USD using Bank of Canada period end conversion Rate

(A)	This number includes both prepetition and postpetition amounts paid pursuant to the Repair Shop order. The Debtors estimate that only a small fraction of the number relates to prepetition claims.

Case 16-31854 (Jointly Administered)	32